UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2004

SUNTRUST BANKS, INC.
(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Peachtree Street, N.E., Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 404-588-7165

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Representatives of SunTrust Banks, Inc. (the "Registrant") are scheduled to make a presentation to analysts at the Banc of America Securities 34th Annual Investment Conference on Monday, September 20, 2004 at 4:30 p.m. Eastern Time. A copy of the slide package used by the Registrant at this conference is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 2.02. Such slide package also will be available on the Registrant's Web site at www.suntrust.com. Information contained on the Registrant's website is expressly not incorporated by reference into this Current Report on Form 8-K.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The exhibit listed in the exhibit index shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Exhibit Number	Description
99.1 -	Slide package used in the Registrant's September 20, 2004 presentation to analysts at the Banc of America Securities 34th Annual Investment Conference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

Date: September 20, 2004

SUNTRUST BANKS, INC.

By: /s/ Kimberly N. Rhodes Kimberly N. Rhodes Vice President and Corporate Counsel